UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2022

GoodRx Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard

Santa Monica, CA 90404

(Address of Principal Executive Offices) (Zip Code)

(855) 268-2822

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 10, 2022, GoodRx Holdings, Inc. (the “Company”) through a wholly-owned subsidiary of the Company, entered into a definitive asset purchase agreement for the sale of GoodRx’s backend virtual care technology to Wheel Health, Inc. (“Wheel”) for $19.5 million in cash. The sale is expected to close by the end of November 2022, subject to certain customary closing conditions. In connection with the closing of the sale, GoodRx will enter into certain ancillary agreements with Wheel, including, among others, a licensing agreement that provides GoodRx with access to continue to use the aforementioned technology to provide telehealth services to consumers. As a result, following closing, the Company will continue to provide its consumers access to telehealth services via the GoodRx Care platform using Wheel’s technology and staffing services.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the impact of the sale of technology related to GoodRx Care on the Company’s business, the expectation that the Company will continue to be able to use that technology to provide telehealth services to consumers and the expected timing of the closing of such sale. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the risk that the proposed sale may not be completed in a timely manner or at all, the risk that the Company may not recognized the expected benefits from the proposed sale, the risk that the proposed sale may involve unexpected costs, liabilities, delays, and the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and its other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

By:	/s/ Karsten Voermann
Name:	Karsten Voermann
Title:	Chief Financial Officer

Date: November 10, 2022